UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 22, 2007

                          INTERPLAY ENTERTAINMENT CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                   0-24363                     33-0102707
(State or other jurisdiction       (Commission                (I.R.S. Employer
       of incorporation)           file number)              Identification No.)


              100 N. CRESCENT DRIVE BEVERLY HILLS, CALIFORNIA 90210
             ------------------------------------------------------
                    (Address of principal executive offices)


      (Registrant's telephone number, including area code): (310) 432-1958


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)


[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 8.01 OTHER EVENTS

On February 22, 2007 a status conference was conducted by the Bankruptcy Court concerning the involuntary petition pending against Interplay Entertainment Corp. The status conference was continued to May 24, 2007.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


INTERPLAY ENTERTAINMENT CORP.

(Registrant)

DATE: March 1, 2007


BY:  /S/ HERVE CAEN
   ---------------------------------
     Herve Caen

     Chief Executive Officer and
     Interim Chief Financial Officer


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